Investment Strategy - Essential 40 Stock ETF	Sep. 24, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]

The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that comprise the Essential 40 Stock Index™ (the “Index”), which measures the investment return of the equity securities of forty blue-chip U.S companies. Generally, the Adviser anticipates that the Fund will hold all forty of the securities that comprise the Index in proportion to their weightings in the Index. Under certain circumstances, however, the Fund may purchase a sample of securities in the Index if it is not possible or practicable to replicate the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques. The circumstances that would cause the Adviser to hold a representative sampling of the Index include, but are not limited to, the following circumstances: the Fund may sell securities that are represented in the Index in anticipation of their removal from the Index; the Fund may purchase securities not represented in the Index in anticipation of their addition to the Index; or there may be corporate actions resulting in a cash take-over or bankruptcy which are examples of events that would cause the Adviser to sell a security. The Fund may also temporarily invest in securities not included in the Index that are expected to be correlated with the securities included in the Index. To manage risk, the Fund may also invest in S&P 500 futures and options when the Adviser determines that such investments would benefit the Fund. The Fund will normally limit its investment in S&P 500 futures and options to 5% or less of its net assets, although it can invest up to 20% of its net assets in such instruments.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Adviser, however, reserves the ability to underweight or overweight stocks in the Index or to utilize S&P 500 futures or options to manage risk as it deems necessary.

The Index is an index created by FSH Trading, LLC (“FSH”) and is calculated and distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail. At its inception on December 31, 2013, the Index was constructed as equally weighted, and the component weightings fluctuate going forward based on return performance alone. The Index, however, is rebalanced annually on the second calendar Monday of January. In the event that the NYSE, NASDAQ or AMEX are closed on that day, rebalancing occurs on the following business day. Each component of the Index is weighted equally at 2.5% when rebalanced but again may fluctuate as a result of individual stock performance until it is rebalanced again. The committee seeks to have the Index diversified across sectors and industries and seeks only to make changes to the Index components as the American economy evolves or market events and corporate actions necessitate.